UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CareCloud, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subsequent to the filing of the Definitive Proxy Statement on July 8, 2024, the attached emails (Exhibits A, B, C and D), letters (Exhibits E, F, G and H) and text messages (Exhibit I) were sent to certain shareholders of the Company’s Series A Preferred Stock in connection with soliciting votes to approve an amendment to the Certificate of Designations, Preferences and Rights for the Series A Preferred Stock. The aforementioned documents follow in the attached exhibits.

Exhibit A

Dear Shareholder:

Greetings. Our records show that as of the special meeting record date, you held at least [###] of Series A Preferred Stock (Nasdaq: CCLDP) that remain unvoted. Your participation is important to us in this decision-making process.

While we are pleased to share that more than [##] % of the shares voted to-date are “FOR” both proposals, a passing vote will require a minimum quorum. We are close to the minimum quorum, but your vote is critical.

If you have not yet voted, please do one of the following to cast your vote:

●	Click VOTE NOW

●	Call 844-874-6164 to vote by phone

To learn more about the special proxy, please review the Series A Preferred special proxy filings, which are available on the SEC’s website and on the CareCloud website.

Finally, please note that you may be receiving more than one email to cast your vote, since you may hold multiple CCLDP shares in different accounts. Therefore, if you desire to vote ALL of your shares, it is important that you click “Vote Now” in each of the email(s) that you receive.

Please don’t hesitate to contact me via email (ir@carecloud.com) or on my cell (732-873-1351) if you need assistance. Thank you for your continued support of CareCloud.

Sincerely,

NOTE: This communication is intended solely for holders of CareCloud’s Series A Preferred Stock who are eligible to vote at the special meeting currently scheduled for August 23, 2024. Please take the time to review all of the Series A Preferred Stock Special Proxy Filings carefully, which are available on the SEC’s website and at https://ir.carecloud.com/series-a-special-proxy, prior to submitting a proxy or voting in this matter. If you do not wish to receive communication from vote@carecloud.com, please reply “Unsubscribe”.

Exhibit B

<Name>
<Address 1>
<Address 2>
<City>, <State> <Zip code>	Vote Now

Re:	CareCloud Series A Preferred Special Proxy Vote
	Shareholder: <Name>	Personalized QR Vote
	Number of shares entitled to vote: <Share Number>	SCAN HERE

Dear <Name>,

We are pleased to share with you that as of today <##>% of your fellow Series A Preferred Shareholders have submitted proxy votes in favor of both proposals being considered in the special proxy vote. While there has been tremendous support, a passing vote will require a minimum quorum, which has not yet been met – we are close, but your vote is critical.

As you may have seen:

●	Glass Lewis, a leading proxy vote advisory firm, recommends a vote “FOR” both proposals.
●	<##>% of Series A Shareholders indicated a vote “FOR” both proposals, as of <Date>.
●	For your vote to count, you’ll need to vote “FOR” both proposals by August 21, 2024.

How to Cast Your Vote:

To ensure your vote is counted, you have several options:

1.	Vote Securely Online: Scan the above QR Code or visit <URL>.

2.	Call to Vote: You can vote by phone now or reach out with questions regarding the voting process at 844-874-6164.

3.	Send an Email: Send an email today to carecloud@allianceadvisors.com indicating that you would like to vote and then you will receive voting instructions.

To learn more about the special proxy, it is important that you review the Series A Preferred special proxy filings carefully, which are available on the SEC’s website and at https://ir.carecloud.com/series-a-special-proxy.

Please don’t hesitate to contact me via email (ir@carecloud.com) or on my cell (732-873-1351) if I can be of any assistance. Thank you for your continued support of CareCloud.

Sincerely,

Exhibit C

Dear Shareholder:

Greetings. Our records show that as of the special meeting record date, you held at least [###] of shares of Series A Preferred Stock (Nasdaq: CCLDP) that remain unvoted. Your participation is important to us in this decision-making process.

While we are pleased to share that more than [##]% of the shares voted to-date are “FOR” both proposals, a passing vote will require a minimum quorum. We are close to the minimum quorum, but your vote is critical.

If you have not yet voted, please do one of the following to cast your vote:

●	Click VOTE NOW

●	Call 844-874-6164 to vote by phone

To learn more about the special proxy, please review the Series A Preferred special proxy filings, which are available on the SEC’s website and on the CareCloud website.

Finally, please note that you may be receiving more than one email to cast your vote, since you may hold multiple CCLDP shares in different accounts. Therefore, if you desire to vote ALL of your shares, it is important that you click “Vote Now” in each of the email(s) that you receive.

Please note that our proxy vote tallies take up to two business days to update. Therefore, if you have already voted, please accept both our apology for the inconvenience and our sincerest thank you for your participation.

Please don’t hesitate to contact me via email (ir@carecloud.com) or on my cell (732-873-1351) if you need assistance. Thank you for your continued support of CareCloud.

Sincerely,

NOTE: This communication is intended solely for holders of CareCloud’s Series A Preferred Stock who are eligible to vote at the special meeting currently scheduled for September 11, 2024. Please take the time to review all of the Series A Preferred Stock Special Proxy Filings carefully, which are available on the SEC’s website and at https://ir.carecloud.com/series-a-special-proxy, prior to submitting a proxy or voting in this matter. If you do not wish to receive communication from vote@carecloud.com, please reply “Unsubscribe”.

Exhibit D

Dear International Shareholder:

Greetings. Our records show that as of the special meeting record date, you held at least [###] of shares of Series A Preferred Stock (Nasdaq: CCLDP) that remain unvoted. Your participation is important to us in this decision-making process.

While we are pleased to share that approximately [##] % of the shares voted to-date are “FOR” both proposals, a passing vote will require a minimum quorum. We are close to the minimum quorum, but your vote is critical.

If you have not yet voted, please do one of the following to cast your vote:

●	Click VOTE NOW

(Please Note: non-US shareholders should insert “12345” for zip code verification when voting online)

●	Call 1-844-874-6164 to vote by phone

To learn more about the special proxy, please review the Series A Preferred special proxy filings, which are available on the SEC’s website and on the CareCloud website.

Please note that our proxy vote tallies take up to two business days to update. Therefore, if you have already voted, please accept both our apology for the inconvenience and our sincerest thank you for your participation.

If you have any questions, don’t hesitate to contact us via email (ir@carecloud.com) or telephone (1-732-873-1351) if you need assistance. Thank you for your continued support of CareCloud.

Sincerely,

CareCloud Investor Relations Team

NOTE: This communication is intended solely for holders of CareCloud’s Series A Preferred Stock who are eligible to vote at the special meeting currently scheduled for September 11, 2024. Please take the time to review all of the Series A Preferred Stock Special Proxy Filings carefully, which are available on the SEC’s website and at https://ir.carecloud.com/series-a-special-proxy, prior to submitting a proxy or voting in this matter. If you do not wish to receive communication from vote@carecloud.com, please reply “Unsubscribe”.

Exhibit E

August 23, 2024

Address1

Address2

Address3

Address4

Address5

Address6

Address7

IMPORTANT

Re: CareCloud, Inc. – Special Meeting of Preferred Shareholders to be held on August 23rd, 2024.

Dear Preferred Shareholder,

We wish to notify you of an important matter that CareCloud, Inc., will be holding an upcoming special meeting that will occur on August 23rd, 2024, and want to afford shareholders of record the ability to vote now on the “Preferred Stock Proposal.”

In order to vote now by proxy, please contact us at your earliest convenience by calling 1-844-874-6164 between the hours of 9:00am and 10:00pm Eastern time, Monday through Friday and Saturday and Sunday from 10:00am to 6:00pm or please scan the QR Code below and follow the prompts provided to vote your account.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

Exhibit F

CareCloud, Inc. Announces Adjournment of Special Meeting of Preferred Shareholders

CareCloud, Inc. (Ticker: CCLDP) recently announced that the August 23rd, 2024, Special Meeting of Preferred Shareholders is being adjourned until September 11th, 2024, to provide preferred shareholders with additional time to vote on Proposal 1, Amendment to the Preferred Stock Certificate.

Our records indicate your account is currently unvoted.

Please vote your shares of stock now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Annual Meeting now adjourned to September 11th, 2024:

●	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy card. Follow the instructions on your proxy card to cast your vote.

●	VOTE VIA THE INTERNET: You may cast your vote by logging onto the website identified on the enclosed proxy card and following the instructions on the screen.

●	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating, and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitor Alliance Advisors toll-free at 1-844-874-6164.

Sincerely,

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

Exhibit G

August 23rd, 2024

Address1

Address2

Address3

Address4

Address5

Address6

Address7

IMPORTANT

Re: CareCloud, Inc. – Special Meeting of Preferred Shareholders Adjourned to September 11th, 2024.

Dear Preferred Shareholder,

We have been trying to reach you on behalf of CareCloud, Inc., regarding an important matter pertaining to the Special Meeting of Preferred Shareholders that has been adjourned to September 11th, 2024, to afford shareholders of record additional time to vote on the “Preferred Stock Proposal”.

Please contact us at your earliest convenience by calling 1-844-874-6164 between the hours of 9:00am and 10:00pm Eastern time, Monday through Friday and Saturday and Sunday from 10:00am to 6:00pm or please scan the QR Code below and follow the prompts provided to vote your account.

This matter is very important and will take only a moment of your time.

Thank you in advance for your assistance with this matter.

Sincerely,

Insert QR CODE here

Exhibit H

Re:	URGENT FOLLOW-UP REQUEST
CareCloud Series A Preferred (CCLDP) Special Proxy Vote
Shareholder: John D. Doe
	Number of shares entitled to vote: [###]	VOTE NOW
John D. Doe 115 Coventry Lane Somerset, NJ, 08873
Dear John Doe,		SCAN

We are pleased to share with you that as of today approximately [##]% of your fellow Series A Preferred Shareholders have submitted proxy votes in favor of the proposal being considered in the special proxy. While there has been tremendous support, we must obtain a minimum number of votes for the proposal to pass – we are getting close, but your vote is critical. The deadline is quickly approaching.

As you may have seen:

■	Glass Lewis, a leading proxy vote advisory firm, recommends a vote “FOR” both proposals.
■	[##]% of Series A Shares indicated a vote “FOR” both proposals, as of [Date].

How to Cast Your Vote:

1.	VOTE SECURELY ONLINE: Scan the above QR Code or visit:
<Embed URL>.

2.	CALL TO VOTE: You can vote by phone now or reach out with questions regarding the voting process at 844-874-6164.

3.	SEND AN EMAIL: Send an email today to carecloud@allianceadvisors.com indicating that you would like to vote and then you will receive voting instructions.

To learn more about the special proxy, it is important that you review the Series A Preferred special proxy filings carefully, which are available on the SEC’s website and at https://ir.carecloud.com/series-a-special-proxy.

Please don’t hesitate to contact me via email (ir@carecloud.com) or on my cell (732-873-1351) if I can be of any assistance. Thank you for your continued support of CareCloud.

Sincerely,

Exhibit I

Text Messages:

Reminder for CareCloud Series A Preferred Shareholders:

Please vote on the special proxy if you haven’t yet. Your vote counts! Vote here: <Embed Unique Link>

Questions? Review the proxy materials: https://ir.carecloud.com/series-a-special-proxy

Thanks for your support. Text STOP to opt out.

Hi {fname}, this is {agent_first_name) with Alliance Advisors on behalf of your investment with CareCloud, Inc. and the Board of Directors.

Our attempts to reach you have been unsuccessful and the Special Meeting of Series A Preferred Shareholders is fast approaching. To review the meeting proposals please click the following link.

https://www.sec.gov/Archives/edgar/data/1582982/000149315224026479/formdef14a.htm

To prevent any additional correspondence of phone calls, please contact us at 1-844-874-6164, or vote using the link below.

[Individual Link here]